Filed pursuant to Rule 497(e)

File Nos. 333-30810 and 811-09819

State Street Institutional Investment Trust

Supplement Dated September 24, 2024

to the Summary Prospectus, Prospectus and Statement of Additional Information,

each dated April 30, 2024 as may be supplemented from time to time

State Street Emerging Markets Equity Index Fund (the “Fund”)

Class K (SSKEX)

Effective October 1, 2024 (the “Implementation Date”), the following fee changes for the Fund will take effect: (i) the management fee for the Fund will be reduced from 0.14% to 0.08%; and (ii) the Fund’s existing contractual expense limitation agreement with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund will be amended to lower the Fund’s net annual operating expenses to 0.074%, subject to the same exceptions as are currently in effect and as more fully described below.

Effective on the Implementation Date, to reflect the changes described above and other changes, the Prospectus is revised as follows:

1.	The sections in the Fund’s prospectus and summary prospectus titled “Fees and Expenses of the Fund” and “Example” are deleted and replaced with the following:

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.080%
Distribution and/or Shareholder Service (12b-1) Fees	0.000%
Other Expenses	0.170%
Total Annual Fund Operating Expenses	0.250%
Less Fee Waivers and/or Expense Reimbursements[1]	(0.176%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.074%

1

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until April 30, 2026 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, interest, taxes, extraordinary expenses, acquired fund fees and expenses, and distribution, shareholder servicing and sub-transfer agency fees) exceed 0.074% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to April 30, 2026 except with approval of the Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$63	$123	$301

2.	The third and fourth paragraphs in the section under “Management and Organization” titled “Investment Adviser” are deleted and replaced with the following:

The Fund has entered into an investment advisory agreement with the Adviser, pursuant to which the Adviser will manage the Fund’s assets for compensation paid at the annual rate, set forth below, of the Fund’s average daily net assets.

Emerging Markets Equity Index Fund	0.08%

Total Annual Fund Operating Expense Waiver. SSGA FM, as the investment adviser to the Fund, is contractually obligated, through April 30, 2026, (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, interest, taxes, extraordinary expenses, acquired fund fees and expenses, and distribution, shareholder servicing and sub-transfer agency fees) exceed 0.074% of average daily net assets on an annual basis for the Emerging Markets Equity Index Fund. This waiver and/or reimbursement arrangement may not be terminated prior to April 30, 2026 except with approval of the Funds’ Board of Trustees.

In addition, effective on the Implementation Date, the SAI is revised as follows:

1.	The advisory fee provided for the Fund in the Section titled “INVESTMENT ADVISORY AND OTHER SERVICES—Investment Advisory Agreement” is replaced with 0.08%.

2.	The expense limitation figure provided for the Fund in the Section titled “INVESTMENT ADVISORY AND OTHER SERVICES—Investment Advisory Agreement” is replaced with 0.074%.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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